UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 7, 2009
                                                         ---------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                  0-12781                 56-1001967
---------------------------- --------------------------- -----------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Pursuant to the Culp, Inc. 2007 Equity Incentive Plan (the "Plan"), on January 7, 2009 the Compensation Committee of the Board of Directors of Culp, Inc. ("Culp") approved certain equity-based awards consisting of:

         o an aggregate of 115,000 shares of restricted stock ("Restricted Stock") that will vest in equal one-third installments on May 1st of 2012, 2013 and 2014, or immediately upon a change of control or the termination of the recipient's employment without cause or by reason of his death or disability;

         o an aggregate of 120,000 restricted stock units ("Restricted Stock Units"), with each such unit consisting of the right to receive one share of common stock of Culp. These units will vest and entitle each recipient to receive common stock of Culp in equal one-third installments upon the attainment of certain return on capital performance thresholds over a period of two consecutive fiscal quarters during the period from the fourth fiscal quarter of fiscal 2009 through the end of fiscal 2012, applicable to the division of Culp in which such recipient is employed, or immediately upon a change of control or the termination of the recipient's employment without cause or by reason of his death or disability; and

         o Incentive stock options to acquire 40,000 shares of Culp common stock ("Incentive Options"), which will vest in equal annual installments over the five-year period following the date of grant, or immediately upon a change of control or the termination of the recipient's employment without cause or by reason of his death or disability.

         Awards made to Culp's principal executive officer, principal financial officer and other executive officers shown in the Summary Compensation Table of Culp's 2008 annual proxy statement are as follows:

        Name and Title               Restricted Stock          Restricted Stock Units          Incentive Options
        --------------               ----------------          ----------------------          -----------------

Franklin N. Saxon                         60,000                         --                         40,000
     President and Chief
     Executive Officer
Robert G. Culp, IV                        15,000                       25,000                         ---
     President, Culp Home
     Fashions Division
Kenneth R. Bowling                        10,000                         --                           --
     Chief Financial Officer,
     Treasurer and Secretary

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 13, 2009

                                    Culp, Inc.

                                    By:      /s/ Kenneth R. Bowling
                                             -----------------------------------
                                             Kenneth R. Bowling
                                             Chief Financial Officer